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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):            July 14, 2000
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
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  On July 14, 2000 the jury in the case of Howard A. Engle., M.D., et al, v.
R.J. Reynolds Tobacco Company, et al (Case No. 94-08273CA22), a class action comprised of Florida smokers alleging injury, pending before the 11th Judicial Circuit in and for Dade County, Florida, awarded punitive damages of $16.25 billion against Lorillard, Inc. and Lorillard Tobacco Company, direct and indirect wholly-owned subsidiaries, respectively, of the registrant. Lorillard, Inc. and Lorillard Tobacco Company intend to pursue all available post-trial and appellate remedies.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  July 21, 2000                              By:  /s/ Barry Hirsch
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                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         General Counsel and
                                                               Secretary